                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 16, 2002 relating to the financial statements, which appears in Provident Bankshares Corporations' Annual Report on Form 10-K/A for the year ended December 31, 2001. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 18, 2002